UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) April 7, 2008
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-815 (Commission File Number)	51-0014090 (I.R.S. Employer Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
E. I. du Pont de Nemours and Company (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2007 (“2007 10-K”) on February 19, 2008. As a participant in the Securities and Exchange Commission’s voluntary XBRL (eXtensible Business Reporting Language) program, the Company has attached as Exhibit 100 to this Current Report on Form 8-K the following financial statements from the Company’s 2007 10-K formatted in XBRL: (i) the Consolidated Income Statements for the years ended December 31, 2007, 2006 and 2005, (ii) the Consolidated Balance Sheets as of December 31, 2007 and 2006, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005, and (iv) the Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2007, 2006 and 2005.
Pursuant to Rule 401 of Regulation S-T, users of this data are advised that the financial information contained in the XBRL-related documents is unaudited and that these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL-related documents is to test the related format and technology, and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.
The following exhibits are furnished herewith:
100	The following financial statements from E. I. du Pont de Nemours and Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on February 19, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Income Statements for the years ended December 31, 2007, 2006 and 2005, (ii) the Consolidated Balance Sheets as of December 31, 2007 and 2006, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005, and (iv) the Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2007, 2006 and 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

April 7, 2008

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